SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 9, 2009

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01        Regulation FD Disclosure

Today IFF announced to its employees that it will initiate a collective consultation process with employee representatives regarding the potential closure of its Fragrances compounding facility in Drogheda, Ireland, as well as the potential closure of a portion of its Fragrance Ingredients chemical plant in Haverhill, UK.

“As we constantly challenge all aspects of our business model to improve margins and customer service, we examined opportunities in our supply chain,” said Nicolas Mirzayantz, Group President, Fragrances. “The potential partial closure at Haverhill would be a continuation of the strategy to focus production on higher-value molecules and to exit from low-priced commodity chemicals.”

According to Beth E. Ford, Executive Vice President, Supply Chain, “Key to IFF strategy is our principle of continuous improvement with the goal of delivering the best products and services to our customers.  We are evaluating the possible closure of the Drogheda facility and the chemical unit rationalization in Haverhill as a result of an ongoing infrastructure review.  The restructuring would also require some capital investments.”

“These contemplated decisions are not entered into easily,” Ford continued.  “We deeply value our employees and the contributions they make.  We will work closely with the employee representatives during the consultation period to ensure all employees are treated with the dignity and sensitivity they deserve.  However, as difficult as these decisions are, we must do what we can to build a stronger IFF.”

If IFF determines to proceed with these facility rationalizations, they are likely to result in implementation costs of approximately US$25 to $30 million of which approximately $15 to $20 million would likely be recognized as a third quarter 2009 restructuring charge.  While some cost savings would likely be realized in the latter half of 2010, the annual benefit, estimated to be from $17 to $20 million, wouldn’t be fully realized until 2011.

“IFF is committed to continuous improvement in products, service and operational excellence.  Today’s announcement is consistent with building a stronger, more cost-competitive business,” said Kevin Berryman, Chief Financial Officer.

Mr. Berryman also reported that third quarter local currency revenues were tracking above expectations.  “We are seeing the Flavors business continuing its trend of year over year growth.  This quarter, IFF is seeing a meaningful improvement in sales of Functional Fragrances and Fragrance Ingredients.  Weakness in Fine Fragrance sales continues, but is improved from the first half.  As of the end of August, it appears our local currency sales growth over Q3 2008 will be more than 2%.  This should have a positive impact on Q3 2009 earnings.  While we recognize that we continue to be in a very fluid global economy, we are encouraged with the revenue growth we are seeing to date and the progress being made on cost reductions.”

Our outlook is subject to our forward looking statement accompanying this report and does not represent a guarantee of future performance.

We are unable to predict foreign  currency adjustments and therefore we have not provided corresponding GAAP outlook.

As previously announced, Robert M. Amen, the Company’s Chairman and Chief Executive Officer, and Kevin Berryman, Executive Vice President and Chief Financial Officer, are scheduled to speak this afternoon, September 9, 2009, at the Barclays Back-to-School Conference in Boston, Massachusetts.  A live webcast of the presentation will be available on IFF’s Investor Relations website at www.iff.com and the slide presentation which will be used by the Company at this conference is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Under The Private Securities Litigation Reform Act of 1995

Statements included in this report, which are not historical facts or information, including, but not limited to statements regarding the expected charges and costs related to the matters described in Item 7.01 of this report and the outlook and other matters included in Item 7.01 of this report, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current assumptions, estimates and expectations. Certain of such forward-looking information may be identified by such terms as “expect”, “anticipate”, “believe”, “outlook”, “guidance”, “may” and similar terms or variations thereof. All information concerning future revenues, tax rates or benefits, interest and other savings, earnings and other future financial results or financial position, constitutes forward-looking information. Such forward-looking statements involve significant risks, uncertainties and other factors. Actual results of the Company may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, energy and commodity prices, decline in consumer confidence and spending, significant fluctuations in the value of the U.S. dollar, and the difficulty in projecting the short and long-term effects of global economic conditions; movements in interest rates; volatility and deterioration of the capital and credit markets and any adverse impact on our cost of and access to capital and credit; fluctuations in the price, quality and availability of raw materials; the Company’s ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; effectiveness and cost of the Company’s hedging and risk management strategies; the impact of possible pension funding obligations and increased pension expense on the Company’s cash flow and results of operations; risks related to achieving the cost savings and other benefits from any facility closures or any material changes in anticipated costs or charges associated with any such closures; and the effect of legal and regulatory proceedings, as well as restrictions imposed on the Company, its operations or its representatives by U.S. and foreign governments. The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake or plan to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.

Any public statements or disclosures by IFF following this report that modify or impact any of the forward-looking statements contained in or accompanying this report will be deemed to modify or supersede such outlook or other forward-looking statements in or accompanying this report.  Our outlook does not take into account any restructuring or other special changes unless expressly indicated.

Certain other factors which may impact our financial results or which may cause actual results to differ from such forward-looking statements are also discussed in the Company’s periodic reports filed with the Securities and Exchange Commission and available on the IFF Web site at www.iff.com  under “Investor Relations”. You are urged to carefully consider all such factors.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document

99.1	International Flavors & Fragrances Inc. Presentation Slides – Barclays Back-to-School Conference, September 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Dated: September 9, 2009	By:	/s/ Dennis M. Meany
Name: Dennis M. Meany
Title: Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibit No.	Document

99.1	International Flavors & Fragrances Inc. Presentation Slides – Barclays Back-to-School Conference, September 9, 2009.